(a)(20)
AMENDMENT NO. 19
TO AMENDED AND RESTATED DECLARATION OF TRUST
OF ING MUTUAL FUNDS
     THIS AMENDMENT NO. 19 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF ING MUTUAL FUNDS is made as of July 12, 2007, by the undersigned, constituting a majority of the Trustees of ING Mutual Funds (the “Trust”).
     WHEREAS, the Amended and Restated Declaration of Trust (“Declaration of Trust”) adopted as of June 3, 2004, designated certain series of Interests of the Trust; and
     WHEREAS, the Board of Trustees has authorized an amendment to the Declaration of Trust to create two additional series of Interests of the Trust, and divide the shares of beneficial interest of the series into four separate classes to be known as follows:

Series	Classes
ING Asian Real Estate Fund	ING Asian Real Estate Fund — Class A ING Asian Real Estate Fund — Class B ING Asian Real Estate Fund — Class C ING Asian Real Estate Fund — Class I

ING European Real Estate Fund	ING European Real Estate Fund — Class A ING European Real Estate Fund — Class B ING European Real Estate Fund — Class C ING European Real Estate Fund — Class I
     WHEREAS, pursuant to Section 9.03 of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to establish one additional class for ING Global Equity Dividend Fund, ING Global Natural Resources Fund and ING Index Plus International Equity Fund to be known as follows:
ING Global Equity Dividend Fund — Class I
ING Global Natural Resources Fund — Class I
ING Index Plus International Equity Fund — Class O
     NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust as follows:
     The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:
“The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading “Series,” and establish and designate the classes of each such series shown in the chart below under the heading “Classes”:

Series	Classes
ING Asian Real Estate Fund	ING Asian Real Estate Fund — Class A ING Asian Real Estate Fund — Class B ING Asian Real Estate Fund — Class C ING Asian Real Estate Fund — Class I

ING Disciplined International SmallCap Fund	ING Disciplined International SmallCap Fund — Class A
ING Disciplined International SmallCap Fund — Class B
ING Disciplined International SmallCap Fund — Class C
ING Disciplined International SmallCap Fund — Class I

ING Diversified International Fund	ING Diversified International Fund — Class A
ING Diversified International Fund — Class B
ING Diversified International Fund — Class C
ING Diversified International Fund — Class I
ING Diversified International Fund — Class R

ING Emerging Countries Fund	ING Emerging Countries Fund — Class A ING Emerging Countries Fund — Class B ING Emerging Countries Fund — Class C ING Emerging Countries Fund — Class I ING Emerging Countries Fund — Class Q

ING Emerging Markets Fixed Income Fund	ING Emerging Markets Fixed Income Fund — Class A
ING Emerging Markets Fixed Income Fund — Class B
ING Emerging Markets Fixed Income Fund — Class C
ING Emerging Markets Fixed Income Fund — Class I

ING European Real Estate Fund	ING European Real Estate Fund — Class A ING European Real Estate Fund — Class B ING European Real Estate Fund — Class C ING European Real Estate Fund — Class I

ING Foreign Fund	ING Foreign Fund — Class A ING Foreign Fund — Class B ING Foreign Fund — Class C ING Foreign Fund — Class I

Series	Classes
ING Foreign Fund — Class Q

ING Global Bond Fund	ING Global Bond Fund — Class A ING Global Bond Fund — Class B ING Global Bond Fund — Class C ING Global Bond Fund — Class I

ING Global Equity Dividend Fund	ING Global Equity Dividend Fund — Class A
ING Global Equity Dividend Fund — Class B
ING Global Equity Dividend Fund — Class C
ING Global Equity Dividend Fund — Class I
ING Global Equity Dividend Fund — Class O

ING Global Natural Resources Fund	ING Global Natural Resources Fund — Class A
ING Global Natural Resources Fund — Class B
ING Global Natural Resources Fund — Class C
ING Global Natural Resources Fund — Class I
ING Global Natural Resources Fund — Class Q

ING Global Real Estate Fund	ING Global Real Estate Fund — Class A ING Global Real Estate Fund — Class B ING Global Real Estate Fund — Class C ING Global Real Estate Fund — Class I ING Global Real Estate Fund — Class O

ING Global Value Choice Fund	ING Global Value Choice Fund — Class A ING Global Value Choice Fund — Class B ING Global Value Choice Fund — Class C ING Global Value Choice Fund — Class I ING Global Value Choice Fund — Class Q

ING Greater China Fund	ING Greater China Fund — Class A ING Greater China Fund — Class B ING Greater China Fund — Class C ING Greater China Fund — Class I

ING Index Plus International Equity Fund	ING Index Plus International Equity Fund — Class A
ING Index Plus International Equity Fund — Class B
ING Index Plus International Equity Fund — Class C

Series	Classes
ING Index Plus International Equity Fund — Class I
ING Index Plus International Equity Fund — Class O

ING International Capital Appreciation Fund	ING International Capital Appreciation Fund — Class A
ING International Capital Appreciation Fund — Class B
ING International Capital Appreciation Fund — Class C
ING International Capital Appreciation Fund — Class I

ING International Equity Dividend Fund	ING International Equity Dividend Fund — Class A
ING International Equity Dividend Fund — Class B
ING International Equity Dividend Fund — Class C
ING International Equity Dividend Fund — Class I

ING International Growth Opportunities Fund	ING International Growth Opportunities Fund — Class A
ING International Growth Opportunities Fund — Class B
ING International Growth Opportunities Fund — Class C
ING International Growth Opportunities Fund — Class I
ING International Growth Opportunities Fund — Class Q

ING International Real Estate Fund	ING International Real Estate Fund — Class A ING International Real Estate Fund — Class B ING International Real Estate Fund — Class C ING International Real Estate Fund — Class I

ING International SmallCap Fund	ING International SmallCap Fund — Class A
ING International SmallCap Fund — Class B
ING International SmallCap Fund — Class C
ING International SmallCap Fund — Class I
ING International SmallCap Fund — Class Q

Series	Classes
ING International Value Choice Fund	ING International Value Choice Fund — Class A
ING International Value Choice Fund — Class B
ING International Value Choice Fund — Class C
ING International Value Choice Fund — Class I

ING International Value Opportunities Fund	ING International Value Opportunities Fund — Class A
ING International Value Opportunities Fund — Class B
ING International Value Opportunities Fund — Class C
ING International Value Opportunities Fund — Class I

ING Russia Fund	ING Russia Fund — Class A ING Russia Fund — Class B ING Russia Fund — Class C ING Russia Fund — Class Q”

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ John V. Boyer	/s/ Sheryl K. Pressler

John V. Boyer, as Trustee	Sheryl K. Pressler, as Trustee

/s/ Patricia W. Chadwick	/s/ David W. C. Putnam

Patricia W. Chadwick, as Trustee	David W.C. Putnam, as Trustee

/s/ J. Michael Earley	/s/ John G. Turner

J. Michael Earley, as Trustee	John G. Turner, as Trustee

/s/ R. Barbara Gitenstein R. Barbara Gitenstein, as Trustee	/s/ Roger B. Vincent Roger B. Vincent, as Trustee

/s/ Patrick W. Kenny Patrick W. Kenny, as Trustee